EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended January 3, 2014

Current Month				Rolling Performance*				Rolling Risk Metrics* (Feb 2009 – Jan 2014)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-3.4%	-3.3%	-3.3%	-8.4%	-8.6%	-6.2%	-0.6%	-6.2%	10.3%	-28.3%	-0.6	-0.8
B**	-3.5%	-3.3%	-3.3%	-8.9%	-9.2%	-6.8%	-1.3%	-6.8%	10.3%	-30.4%	-0.6	-0.8
Legacy 1***	-3.4%	-3.3%	-3.3%	-6.5%	-6.6%	N/A	N/A	-3.7%	10.2%	-23.0%	-0.3	-0.5
Legacy 2***	-3.4%	-3.3%	-3.3%	-6.7%	-6.9%	N/A	N/A	-4.0%	10.2%	-23.7%	-0.4	-0.5
Global 1***	-3.4%	-3.3%	-3.3%	-6.1%	-6.2%	N/A	N/A	-4.3%	9.8%	-22.1%	-0.4	-0.6
Global 2***	-3.4%	-3.3%	-3.3%	-6.3%	-6.4%	N/A	N/A	-4.6%	9.7%	-23.1%	-0.4	-0.6
Global 3***	-3.5%	-3.3%	-3.3%	-7.7%	-8.0%	N/A	N/A	-6.3%	9.7%	-28.9%	-0.6	-0.8

S&P 500 Total Return Index****	-0.5%	-0.9%	-0.9%	24.7%	14.9%	19.8%	7.1%	19.8%	15.2%	-16.3%	1.3	2.1
Barclays Capital U.S. Long Gov Index****	0.2%	0.2%	0.2%	-9.2%	6.3%	4.3%	5.8%	4.3%	11.4%	-15.5%	0.4	0.6
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector			Market		Sector			Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	29%					29%
Energy	6%	Long	Natural Gas	2.0%	Long	6%	Long	Natural Gas	2.0%	Long
			Brent Crude Oil	1.1%	Long			Brent Crude Oil	1.1%	Long
Grains/Foods	13%	Short	Corn	3.6%	Short	13%	Short	Corn	3.6%	Short
			Wheat	2.7%	Short			Wheat	2.7%	Short
Metals	10%	Short	Gold	3.7%	Short	10%	Short	Gold	3.7%	Short
			Silver	2.3%	Short			Silver	2.3%	Short
FINANCIALS	71%					71%
Currencies	34%	Short $	Japanese Yen	6.4%	Short	34%	Short $	Japanese Yen	6.4%	Short
			British Pound	4.2%	Long			British Pound	4.2%	Long
Equities	21%	Long	DAX Index	4.3%	Long	21%	Long	DAX Index	4.3%	Long
			S&P 500	3.9%	Long			S&P 500	3.9%	Long
Fixed Income	16%	Short	U.S. 10-Year Treasury Notes	3.2%	Short	16%	Short	U.S. 10-Year Treasury Notes	3.2%	Short
			Long Gilts	3.1%	Short			Long Gilts	3.1%	Short

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy	Crude oil prices fell over 6% in response to U.S. dollar strength and ample supplies. Heating oil prices fell by more than 5% as investors reacted to the same news.
Grains/Foods
Soybean prices fell as weather conditions improved in South America, coupled with a decrease in overall demand. Cocoa prices decreased by more than 3% after farmers in Brazil and Colombia reported better-than-expected harvests.

Metals
Precious metal markets rallied after the U.S. dollar appreciated against counterparts and overall demand for physical gold and silver rose. Base metal markets suffered losses after overall demand decreased as equities markets in the U.S., Europe, and China experienced losses.

Currencies	The U.S. dollar appreciated modestly as investors reacted to positive jobs data in the U.S. The Swiss franc depreciated by more than 1% after China reported worse-than-expected manufacturing data.
Equities
The Nikkei 225 gained more than 2% in reaction to the Bank of Japan’s expansionary monetary policy coupled with positive jobs data out of the U.S. The Hang Seng Index fell by more than 2% after manufacturing data out of China disappointed investors.

Fixed Income
British Long Gilt prices experienced losses as investors speculated the Bank of England will tighten its monetary policy in 2014. Prices for U.S. Five-Year Treasury notes fell as positive U.S. economic data strengthened the Federal Reserve’s case to taper its bond buying program in 2014.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.